RESTRICTED STOCK AGREEMENT

                                       FOR

                               FRANK T. SMITH, JR.

      This RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into effective as of April 17, 2007 (the "Effective Date") by and between DUNE ENERGY, INC., a Delaware corporation ("Company"), and FRANK T. SMITH, JR., an individual resident in the State of Texas ("Mr. Smith").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to appoint Mr. Smith as Senior Vice President and Chief Financial Officer and to provide incentive to Mr. Smith to join the Company by making this grant of common stock in accordance with the terms and subject to the conditions provided in this Agreement;

      NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Award of Restricted Stock. The Board hereby grants to Mr. Smith Seventy-Five Thousand (75,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company (collectively the "Restricted Stock"), which shares are and shall be subject to the terms, provisions and restrictions set forth in this Agreement.

2. Vesting of Restricted Stock.

      (a) Except as otherwise provided in Sections 2(b), 2(c) and 2(d), the shares of Restricted Stock shall become vested in the following manner and at the following times, provided that the Continuous Service (as defined in Section 2(d)(ii) below) of Mr. Smith continues through and on the applicable Vesting
Date:

   Number of Shares of Restricted
                Stock                                Vesting Date
                25,000                            The Effective Date
                25,000                 First anniversary of the Effective Date
                25,000                Second anniversary of the Effective Date

There shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each of the respective Vesting Dates, and all vesting of shares of Restricted Stock shall occur only on the respective Vesting Dates. Upon the termination or cessation of Mr. Smith's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to this Section 2, shall be subject to re-purchase by the Company from Mr. Smith as provided in Section 4, below.

      (b) Notwithstanding any other term or provision of this Agreement, in the event that (i) a "Change in Control" (as defined in Section 2(d)(i) below) of the Company occurs during Mr. Smith's Continuous Service, or (ii) Mr. Smith's Continuous Service is terminated by the Company without cause (as defined in that employment agreement of even date herewith between Mr. Smith and the Company), the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control or such termination without cause.

      (c) Notwithstanding any other term or provision of this Agreement, the Board shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of Mr. Smith and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board shall deem advisable.

      (d) For purposes of this Agreement, the following terms shall have the meanings indicated:

            (i) "Change in Control" shall mean any of the following events:

                  (1) a merger of consolidation to which the Company is a p arty if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

                  (2) the acquisition or holding of direct or indirect beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of securities of the Company representing in the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan;

                  (3) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly-owned subsidiary of the Company; or

                  (4) the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

            (ii) "Continuous Service" shall mean the continuous service to the Company or a Related Entity, without interruption, of Mr. Smith, in Mr. Smith's capacity as the Senior Vice President and Chief Financial Officer of the Company or of any Related Entity. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of (1) any approved leave of absence, (2) transfers among the Company, any Related Entity, or any successor thereto, so long as Mr. Smith continues in his capacity as the Senior Vice President and Chief Financial Officer thereof, or (3) any change in status, if and so long as (A) Mr. Smith remains in the service of the Company or a Related Entity in the capacity of Senior Vice President and Chief Financial Officer (except as otherwise provided herein), and (B) which change in status is approved in writing by the Company or a Related Entity in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, "Continuous Service" for purposes of this Agreement). An approved leave of absence shall include sick leave or any other authorized personal leave approved by the Company in writing.

            (iii) "Non-Vested Shares" means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 2.

            (iv) Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (v) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

            (vi) "Vested Shares" shall mean any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 2.

3. Delivery of Restricted Stock.

      (a) One or more stock certificates evidencing the Restricted Stock shall be issued in the name of Mr. Smith but shall be held and retained by the Secretary of the Company until the latest date on which the shares subject to this Restricted Stock award become Vested Shares pursuant to Section 2 hereof (the "Applicable Date"). All such stock certificates shall bear the following legends, along with such other legends that the Board shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER THE 1933 ACT AND SUCH OTHER APPLICABLE LAWS (AS APPLICABLE) IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND LAWS AS CONFIRMED TO THE ISSUER BY AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER) OF COUNSEL (SATISFACTORY TO THE ISSUER).

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

      (b) Mr. Smith shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become Vested Shares. If Mr. Smith shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, Mr. Smith hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company.

      (c) On the Applicable Date (as defined in Section 3(a) above) or as soon as administratively practicable thereafter, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all Vested Shares and shall deliver the new certificate or certificates, to Mr. Smith. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws).

4. Termination or Cessation of Continuous Service. Upon the termination or cessation of Mr. Smith's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to
Section 2, shall be subject to re-purchase by the Company from Mr. Smith, and Mr. Smith shall sell to the Company upon the exercise of such right by the Company, at a purchase price per share of $0.01, the number of shares of Restricted Stock (rounded up to the nearest whole share) not yet then vested. The number of shares of Mr. Smith's Restricted Stock subject to repurchase, at the time of any stock dividend or other distribution made on or in respect of Mr. Smith's Restricted Stock or any subdivision, combination, redemption or reclassification of the outstanding capital stock of the Company or received in exchange for Mr. Smith's Restricted Stock or any part thereof, shall be adjusted to give effect to such stock dividend, other distribution, subdivision, combination, redemption or reclassification. The Board shall have the power and authority to enforce on behalf of the Company any and all rights of the Company under this Agreement in the event of Mr. Smith's forfeiture of Non-Vested Shares pursuant to this Section 4.

5. Rights with Respect to Restricted Stock.

      (a) Except as otherwise provided in this Agreement, Mr. Smith shall have, with respect to all of the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive cash dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).

      (b) Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

6. Transferability. The shares of Restricted Stock are not transferable until and unless they become Vested Shares in accordance with this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Mr. Smith. Any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this Agreement, "Transfer" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. Notwithstanding the foregoing, the shares of restricted Stock may be Transferred to any member of Mr. Smith's immediate family, to any trust or other entity of which Mr. Smith and members of his family are the sole beneficiaries or the beneficial holders of all equity interests. Any shares of Restricted Stock transferred pursuant to the immediately preceding sentence shall remain subject to the right of repurchase in favor of the Company provided for of Section 4 hereof.

7. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Mr. Smith's rights hereunder) may not be assigned by Mr. Smith, and the obligations of Mr. Smith hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on Mr. Smith and his heirs and legal representatives and on the successors and assigns of the Company.

8. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

9. Miscellaneous.

      (a) No Right to Continued Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon Mr. Smith any right to employment or service, or continued employment or service, with the Company or any Related Entity.

      (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

      (c) Taxes. Mr. Smith shall be responsible for all Federal tax imposed on him under the Internal Revenue Code of 1986, as amended (the "Code"), and any state or local tax code or regulations, if applicable, together with any interest or penalties incurred by Mr. Smith with respect to any such taxes (collectively, the "Taxes"), as a result of being awarded the Restricted Stock.

      (d) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

      (e) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and Mr. Smith or any other person. To the extent that Mr. Smith or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (f) (Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).

      (g) Interpretation. Mr. Smith accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement. The undersigned Mr. Smith hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

      (h) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

      (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

        If to Mr. Smith, to:             to his address on file with the Company

      If to the Company, to:             Dune Energy, Inc.

                                         3050 Post Oak Blvd., Suite 695
                                         Houston, TX  77056
                                         Attn:  Chief Executive Officer

             with a copy to:             Eaton & Van Winkle

                                         3 Park Avenue, 16th Floor
                                         New York, New York 10016
                                         Attn:  Matthew S. Cohen, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest written direction from such party.

      (j) Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

      (k) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]


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

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                              DUNE ENERGY, INC.


                                              By: /s/ James A. Watt
                                                  ------------------------------
                                                  Name:  James A. Watt
                                                  Title:  President & CEO

AGREED AND ACCEPTED:


      /s/ Frank T. Smith, Jr.
----------------------------------------------
Frank T. Smith, Jr.

                                        8